Exhibit 10.54

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

AMENDMENT NUMBER 3 TO

SOLAR WAFER SUPPLY AGREEMENT

This Amendment Number 3 to Solar Wafer Supply Agreement (this “Third Amendment”) is entered into as of February 16, 2009 by and between MEMC SINGAPORE PTE. LTD., a Singapore corporation (“MEMC Singapore”) and wholly-owned subsidiary of MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation with its principal place of business at 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376, United States of America, or such other designated majority-owned subsidiary of MEMC ELECTRONIC MATERIALS, INC. (“MEMC”), and GINTECH ENERGY CORPORATION, a Taiwan corporation with its principal place of business at 8F, no. 396, Sec. 1 Neihu Rd. Neihu Technology Park, Taipei 114, Taiwan (“Gintech”), or its designated majority-owned subsidiary. MEMC Singapore and Gintech together shall be referred to as the “Parties” and individually as a “Party”.

RECITALS:

WHEREAS, on October 25, 2006, MEMC and Gintech entered into that certain Solar Wafer Supply Agreement (the “Agreement”), pursuant to which MEMC agreed to supply and Gintech agreed to purchase certain quantities of solar wafers, pursuant to the terms of the Agreement; and

WHEREAS, on January 1, 2007, pursuant to Section 7.6 of the Agreement, MEMC assigned the Agreement to its wholly-owned subsidiary, MEMC Singapore; and

WHEREAS, on October 25, 2007, MEMC and Gintech entered into that certain Amendment Number 1 to Solar Wafer Supply Agreement (the “First Amendment”), pursuant to which MEMC agreed to supply and Gintech agreed to purchase certain additional quantities of solar wafers, pursuant to the terms of the First Amendment; and

WHEREAS, on November 30, 2008, MEMC and Gintech entered into that certain Amendment Number 2 to Solar Wafer Supply Agreement (the “Second Amendment”), pursuant to which MEMC agreed to certain non-price and volume changes to the Agreement; and

WHEREAS, the Parties hereto wish to amend the Agreement, as amended by the First Amendment and the Second Amendment, as provided herein by this Third Amendment:

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, MEMC Singapore and Gintech agree as follows:

ARTICLE I

AMENDMENT TO SELECTED SECTIONS OF THE AGREEMENT

1.1 Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

1.2 Revision of Attachment B to the Agreement and Attachment B-1 to the First Amendment. The Parties have agreed to amend and revise the price and minimum volumes for Contract Year three (calendar year 2009) only by amending only the Multi Wafer Price and Yearly Minimum Quantity rows for Contract Year three (calendar year 2009) on Attachment B to the Agreement and Attachment B-1 to the First Amendment as is set forth on Attachment B-3 to this Third Amendment.

1.3 Amendment to Obligation to provide Letter of Credit. Pursuant to Section 3.1(c) of the Agreement, Attachment B to the Agreement and Attachment B-1 to the First Amendment, Gintech has the obligation to provide MEMC Singapore with a total Letter of Credit Amount by the dates set forth in the Agreement for Contract Year three (calendar year 2009). As of January 13, 2009, Gintech had not met this obligation in full. As a result, and in connection with this Third Amendment, the Parties have agreed to revise the obligation of Gintech to provide the full Letter of Credit Amount as is set forth on Attachment B-3 to this Third Amendment.

1.4 Linearity of Gintech’s 2009 Demand. Pursuant to Section 2.2(e) of the Agreement, Gintech is required to provide twelve month rolling forecasts to MEMC, and pursuant to Section 2.3 of the Agreement, Gintech is required to maintain at all times binding purchase orders with MEMC for at least the next ninety (90) days. As of January 13, 2009, Gintech had not met either of these obligations. As a result, and in connection with this Third Amendment, the Parties have agreed to a quarterly minimum demand for Gintech as is set forth on Attachment B-3 to this Third Amendment.

ARTICLE II

MISCELLANEOUS

2.1 No Other Changes. Other than with respect to the Sections of the Agreement specifically enumerated above, this Third Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the “Provisions”) relating to or contained in the Agreement or any Attachment, and all such Provisions of the Agreement shall remain in full force and effect.

2.2 Amendment. This Third Amendment may be amended, modified or supplemented only in writing signed by MEMC Singapore and Gintech.

2.3 Applicable Law. This Third Amendment shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

2.4 Counterparts; Facsimile Signatures. This Third Amendment may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. This Third Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature shall be deemed to have the same effect as if the original signature had been delivered to the other Part(ies). The original signature copy shall be delivered to the other Part(ies) by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Third Amendment.

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

[remainder of page intentionally left blank; signature page follows]

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed and delivered as of the date first above written.

MEMC SINGAPORE PTE. LTD.		GINTECH ENERGY CORPORATION

By:	/s/ Kenneth H. Hannah	By:	/s/ Ellick Liao
	Kenneth H. Hannah		Ellick Liao
	Director and Chief Financial Controller		President

SIGNATURE PAGE TO

AMENDMENT NUMBER 3 TO SOLAR WAFER SUPPLY AGREEMENT

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

Addendum B-3

Contract Year	Year 3
(2009)

Revised Yearly Minimum Quantity (MW)*	[*****]

Multi Price ($/Watt)	[*****]

*	MW means megawatts.

Letter of Credit.

[*****]

Linear Demand Schedule. For Contract Year 3, Gintech agrees to place purchase orders, and take delivery of wafers, in the following minimum amounts per calendar quarter:

[*****]

B-1